Warrant certificate No

THE PULSE BEVERAGE CORPORATION

$0.xx SHARE PURCHASE WARRANT CERTIFICATE

WARRANTS FOR UP TO ________SHARES OF COMMON STOCK

THE WARRANTS REPRESENTED HEREBY ARE NON-TRANSFERABLE EXCEPT IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS AND WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE 5:00 P.M. MST ON _______________

SHARE PURCHASE WARRANTS (the “Warrants”)

                                THIS IS TO CERTIFY THAT, for value received, _________________(the “Holder”), is entitled to purchase up to a total of ___________ fully paid and non-assessable shares of the common stock (each a “Warrant Share”) of THE PULSE BEVERAGE CORPORATION (the “Company”) for the period commencing upon the date of issuance of the within Warrants by the Company; and ending at 5:00 p.m. (Northglenn, Colorado, U.S.A., time) on ___________ (such time period being the “Warrant Exercise Period” and the final such day of such Warrant Exercise Period being the “Time of Expiry” herein), at an exercise price of U.S. $0.xx per Warrant Share (the “Warrant Exercise Price”) during the Warrant Exercise Period.

                                This Warrant is subject to the terms and conditions contained hereinbelow together with the terms and conditions which are attached to this Warrant as Schedule “A”.

                                The aforesaid right to purchase Warrant Shares may be exercised by the Holder at anytime and from time to time prior to the Time of Expiry (i) by duly completing in the manner indicated and executing the subscription form attached hereto, (ii) by surrendering this Warrant to the Company at its executive office located in Northglenn, Colorado, U.S.A., and (iii) by paying the requisite Warrant Exercise Price for the Warrant Shares subscribed by wiring requisite funds to the Company pursuant to wire instructions contained in under Article 2 of the subscription form attached hereto. Upon said surrender and payment the Company will issue to the Holder of the subscription form the number of Warrant Shares subscribed for and said Holder will become a shareholder or shareholders of the Company in respect of the Warrant Shares as of the date of such surrender and payment. Subject to the terms and conditions of this Warrant, the Company will, as soon as practicable after said surrender and payment, mail to the person or persons at the address or addresses specified in the subscription form a certificate or certificates evidencing the Warrant Shares subscribed for.  If the Holder of this Warrant subscribes for a lesser number of Warrant Shares than the number of Warrant Shares referred to in this Warrant, the Holder shall be entitled to receive a further Warrant in respect of Warrant Shares not subscribed for.

                                The Holder of this Warrant may surrender this Warrant to the Company at its executive office located in Northglenn, Colorado, U.S.A., in exchange for new certificates representing this Warrant entitling the Holder to purchase in the aggregate the same number of Warrant Shares referred to in this Warrant.

                                The Holder hereof and the Company, by acceptance and issuance of this Warrant, agree that this Warrant and all rights hereunder may not be transferred or assigned.

                                Nothing contained herein shall confer any right upon the Holder hereof or any other person to subscribe for or purchase any Warrant Shares at any time subsequent to the Time of Expiry and, from and after such time, this Warrant and all rights hereunder shall be void and of no value.

                                This Warrant shall not constitute the holder a stockholder of the Company.

                                Time shall be of the essence hereof.

IN WITNESS WHEREOF THE PULSE BEVERAGE CORPORATION has caused its common seal to be affixed and this Warrant to be signed by its authorized representative effective on this _____day of ______________201_.

THE PULSE BEVERAGE CORPORATION,

Robert E. Yates, CEO and Director